UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment

No. )

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Check the appropriate box:

☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Sage Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 11, 2025, at 9:00 a.m. Eastern Time Your Vote Counts! SAGE THERAPEUTICS, INC. 2025 Annual Meeting Vote by June 10, 2025 11:59 PM Eastern Time SAGE THERAPEUTICS, INC. 55 CAMBRIDGE PARKWAY CAMBRIDGE, MA 02142 image V72598-P27599 You invested in SAGE THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Logo For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Logo Vote Virtually at the Meeting* June 11, 2025 9:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/SAGE2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. Please follow the instructions on the reverse side to vote these important matters. For a convenient way to view proxy materials, the annual report, VOTE, and obtain directions to attend the meeting virtually, go to: www.virtualshareholdermeeting.com/SAGE2025 Voting Items Board Recommends 1. To elect two directors, James M. Frates and George Golumbeski, Ph.D., each to serve as a Class II director until the 2028 Annual Meeting of Stockholders and until his successor is duly elected and qualified, subject to his earlier death, resignation, or removal. Nominees: 01) James M. Frates 02) George Golumbeski, Ph.D. For 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3. To hold a non-binding advisory vote to approve the compensation paid to our named executive officers. For 4. To approve an amendment to our 2014 Employee Stock Purchase Plan, as amended, or the 2014 ESPP, to increase the number of shares of our common stock authorized for issuance under the 2014 ESPP by 500,000 shares. For NOTE: To transact such other business as may properly come before the meeting or any and all adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V72599-P27599